UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023 (May 7, 2023)

MARIZYME, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53223	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Heritage Drive, Suite 205, Jupiter, Florida	33458
(Address of principal executive offices)	(Zip Code)

(561) 935-9955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported in a Current Report on Form 8-K filed by Marizyme, Inc. (the “Company”) on February 7, 2023, on February 6, 2023, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Walleye Opportunities Master Fund Ltd (the “Investor”), pursuant to which the Company issued to the Investor an Unsecured Subordinated Convertible Promissory Note (the “Note”) in the aggregate principal amount of $1,000,000 (the “Subscription Amount”) and a Class D Common Stock Purchase Warrant (the “Warrant”) to purchase up to a number of shares of the Company’s common stock equal to the quotient of 250% of the Subscription Amount divided by the price per share at which shares are sold under the registration statement on Form S-1 of the Company (File No. 333-262697) (the “Public Offering Registration Statement”) registering units to be issued in the proposed public offering of the Company (the “Warrant Shares”).

The principal amount of the Note must be repaid in full by the Company to the holder of the Note on or before the date that is 90 days following the issuance of the Note, or May 7, 2023 (the “Maturity Date”). The Note bears no interest. If an event constituting an event of default under the Note occurs, including non-payment, defaults of covenants, an adverse judgment for payment of $500,000 or more, defaults on certain other indebtedness, bankruptcy-type events, or failure to maintain directors and officers insurance coverage of at least $1,000,000, and such event of default is not cured with the period specified, the obligations of the Company under the Note will become subject to immediate repayment obligations. If all obligations arising under the Note are not paid or otherwise satisfied in full on the Maturity Date, then the principal amount of the Note shall be increased from $1,000,000 to $1,250,000.

As of the Maturity Date, the balance under the Note was not repaid or otherwise satisfied in full. The principal amount of the Walleye Note therefore increased from $1,000,000 to $1,250,000. The number of Warrant Shares was also increased accordingly; however, the Public Offering Registration Statement was withdrawn as of April 21, 2023. Due to the non-payment, the obligations of the Company under the Note have become subject to immediate repayment obligations.

The foregoing summary of the terms and conditions of each of the Securities Purchase Agreement, the Note and the Warrant does not purport to be complete and is qualified in its entirety by reference to such documents which are filed hereto as Exhibits 10.1, 4.1 and 4.2.

Item 7.01 Regulation FD Disclosure.

On May 10, 2023, the Company issued two press releases announcing certain developments relating to the Company’s intellectual property assets, one of which was issued for distribution in the United States, and one of which was issued for distribution outside the United States. Copies of the press release are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively.

The information furnished pursuant to this Item 7.01 (including the information contained in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

The press releases furnished with this Current Report on Form 8-K contain statements that do not relate to historical facts but are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements can generally (although not always) be identified by their use of terms and phrases such as anticipate, appear, believe, continue, could, estimate, expect, indicate, intend, may, plan, possible, predict, project, pursue, will, would and other similar terms and phrases, as well as the use of the future tense. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on current beliefs, expectations and assumptions regarding the future of the business of the Company, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control, including the risks described in the Company’s Annual Reports on Form 10-K under the heading “Risk Factors” as filed with the Securities and Exchange Commission. Actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements in the press releases speak only as of the date thereof. Unless otherwise required by law, the Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)

Number	Description
4.1	Unsecured Subordinated Convertible Promissory Note issued by Marizyme, Inc., dated February 6, 2023 (incorporated by reference to Exhibit 4.1 to Form 8-K filed on February 7, 2023)
4.2	Class D Common Stock Purchase Warrant issued by Marizyme, Inc. (incorporated by reference to Exhibit 4.2 to Form 8-K filed on February 7, 2023)
10.1	Securities Purchase Agreement, dated as of February 6, 2023, by and between Marizyme, Inc. and Walleye Opportunities Master Fund Ltd. (incorporated by reference to Exhibit 10.1 to Form 8-K filed on February 7, 2023)
99.1	Press Release dated May 10, 2023 for distribution within the United States
99.2	Press Release dated May 10, 2023 for distribution outside the United States
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023	MARIZYME, INC.

	By:	/s/ David Barthel
Name: David Barthel
Title: Chief Executive Officer